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                                                              Exhibit 23a(CEI)

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                                                               EXHIBIT 23a (CEI)





                 THE CLEVELAND ELECTRIC ILLUMINATING COMPANY

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report on the consolidated financial statements and schedule of The Cleveland Electric Illuminating Company and subsidiaries dated February 21, 1996, included in this Form 10-K, into The Cleveland Electric Illuminating Company's previously filed Registration Statement, File No. 33-55513.





                                            ARTHUR ANDERSEN LLP





Cleveland, Ohio
March 26, 1996